UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 28, 2020
Date of Report (Date of earliest event reported)

Apple Inc.
(Exact name of Registrant as specified in its charter)

California	001-36743	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Apple Park Way
Cupertino, California 95014
(Address of principal executive offices) (Zip Code)
(408) 996-1010
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	AAPL	The Nasdaq Stock Market LLC
1.000% Notes due 2022	—	The Nasdaq Stock Market LLC
1.375% Notes due 2024	—	The Nasdaq Stock Market LLC
0.000% Notes due 2025	—	The Nasdaq Stock Market LLC
0.875% Notes due 2025	—	The Nasdaq Stock Market LLC
1.625% Notes due 2026	—	The Nasdaq Stock Market LLC
2.000% Notes due 2027	—	The Nasdaq Stock Market LLC
1.375% Notes due 2029	—	The Nasdaq Stock Market LLC
3.050% Notes due 2029	—	The Nasdaq Stock Market LLC
0.500% Notes due 2031	—	The Nasdaq Stock Market LLC
3.600% Notes due 2042	—	The Nasdaq Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On January 28, 2020, Apple Inc. (“Apple”) issued a press release regarding Apple’s financial results for its first fiscal quarter ended December 28, 2019. A copy of Apple’s press release is attached hereto as Exhibit 99.1.
The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

99.1	Press release issued by Apple Inc. on January 28, 2020.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	January 28, 2020	Apple Inc.

		By:	/s/ Luca Maestri
Luca Maestri
Senior Vice President, Chief Financial Officer